Exhibit 99.2

--------------------------------------------------------------------------------
MORGAN STANLEY
Securitized Products Group                                     November 17, 2002
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                 PRIVATE PLACEMENT - RULE 144A WITH REGISTRATION
                              RIGHTS TO FREDDIE MAC

                             COMPUTATIONAL MATERIALS

                                  $396,845,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2002-NC6

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY
Securitized Products Group                                     November 17, 2002
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                           APPROXIMATELY $396,845,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2002-NC6

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                            OCWEN FEDERAL BANK, F.S.B
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                          EXPECTED                     MODIFIED
                                          RATINGS        AVG LIFE      DURATION
OFFERED                                 (S&P/FITCH/      TO CALL /     TO CALL /
CLASSES   DESCRIPTION     BALANCE         MOODY'S)       MTY(1)(2)    MTY(1)(2)(3)
-------   -----------   ------------   --------------   -----------   ------------
  A-1       Floater     $396,845,000    AAA/AAA/Aaa     2.65 / 2.83   2.56 / 2.71
  A-2       Floater     $176,253,000    AAA/AAA/Aaa     1.29 / 1.29   1.28 / 1.28
  A-3       Floater     $107,250,000    AAA/AAA/Aaa     5.50 / 6.34   5.19 / 5.88
  M-1       Floater      $53,756,000     AA/AA/Aa2      5.35 / 5.92   4.99 / 5.43
  M-2       Floater      $46,196,000       A/A/A2       5.33 / 5.83   4.79 / 5.15
  B-1       Floater      $34,857,000    BBB/BBB/Baa2    5.32 / 5.64   4.61 / 4.83
  B-2       Floater      $10,079,000   BBB-/BBB-/Baa3   5.24 / 5.27   4.49 / 4.50


                                            INITIAL
OFFERED          PAYMENT WINDOW          SUBORDINATION
CLASSES       TO CALL / MTY(1)(2)            LEVEL         BENCHMARK
-------   ----------------------------   -------------    -----------
  A-1     12/02 - 11/10/ 12/02 - 6/18        19.00%       1 Mo. LIBOR
  A-2     12/02 - 07/05/ 12/02 - 7/05        19.00%       1 Mo. LIBOR
  A-3      7/05 - 11/10/ 7/05  - 7/20        19.00%       1 Mo. LIBOR
  M-1      2/06 - 11/10/ 2/06  - 7/17        12.60%       1 Mo. LIBOR
  M-2      1/06 - 11/10/ 1/06  - 3/16         7.10%       1 Mo. LIBOR
  B-1     12/05 - 11/10/ 12/05 - 5/14         2.95%       1 Mo. LIBOR
  B-2     12/05 - 11/10/ 12/05 - 6/11         1.75%       1 Mo. LIBOR

Notes: (1)  Certificates are priced to the 10% optional clean-up call.
       (2)  Based on the pricing prepayment speed. See details below.
       (3)  Assumes pricing at par.

ISSUER:                       Morgan Stanley ABS Capital I Inc. Trust 2002-NC6.

DEPOSITOR:                    Morgan Stanley ABS Capital I Inc.

ORIGINATOR:                   NC Capital Corporation

SERVICER:                     Ocwen Federal Bank, F.S.B

TRUSTEE:                      Deutsche Bank National Trust Company.

MANAGERS:                     Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and The Williams Capital Group,
                              L.P.

RATING AGENCIES:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

PUBLICALLY OFFERED
CERTIFICATES:                 Classes A-2, A-3, M-1, M-2, B-1 and B-2
                              Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

LIBOR CERTIFICATES:           The Publicly Offered Certificates and the Class
                              A-1 Certificates

EXPECTED CLOSING DATE:        November 26, 2002 through DTC and Euroclear or
                              Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              December 26, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:            The Distribution Date occurring in December 2032.

DUE PERIOD:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:      The interest accrual period for the LIBOR
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE
LOANS: Approximately $489.9 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE
LOANS: Approximately $350.0 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT
SPEED: o Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                              o ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:           The LIBOR Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage
                                 Loans,

                              2) 1.75% overcollateralization (funded upfront).
                                 After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and

                              3) Subordination of distributions on the more
                                 subordinate classes of certificates (if
                                 applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

STEP-DOWN DATE:               The later to occur of:

                              (x) The earlier of:

                                  (a) the Distribution Date occurring in
                                      December 2005; and

                                  (b) the Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 38.00%

TRIGGER EVENT:                A Trigger Event is in effect on any Distribution
                              Date if (i) on that Distribution Date the 60 Day+
                              Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                              Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                   Class A:                 19.00%
                              Class M-1:               12.60%
                              Class M-2:                7.10%
                              Class B-1:                2.95%
                              Class B-2:                1.75%

OPTIONAL CLEAN-UP CALL:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the total initial principal balance of the Mortgage Loans as of the Cut-off Date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                              Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:              For all LIBOR Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK
CARRY FORWARD
AMOUNT: As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii)  any Class A-1 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the
                                    related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS
ON OFFERED CERTIFICATES:      On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i)   the portion of the Interest Remittance
                                    Amount attributable to the Group I Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro-rata to the Class A-2 and Class A-3 Certificates;

                              (ii)  the portion of the Interest Remittance
                                    Amount attributable to the Group II Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro-rata to the Class A-2 and Class A-3 Certificates and second, to the Class A-1 Certificates;

                              (iii) to the Class M-1 Certificates, its Accrued
                                    Certificate Interest;

                              (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                              (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS
ON OFFERED CERTIFICATES:      On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i)   to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              Except as described below, the Class A-2 and Class A-3 Certificates will pay principal sequentially, and the Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2 has been reduced to zero.

                              For any Distribution Date on which the Class A-2 Certificate Balance has not been reduced to zero, all principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of the Class A-1 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A-1 Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and provided further that if the Certificate Principal Balance of the Class A-2 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A-2 Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then will be distributed to the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

                              For any Distribution Date on which the Class A-2 Certificate Balance has been reduced to zero, all principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either the Class A-1 or Class A-3 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes have been reduced to zero, all Group II principal distributions to the Class A Certificates will be distributed pro rata between the Class A-2 and Class A-3 Certificates.

ALLOCATION OF NET
MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates; and

                              (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ACCRUED CERTIFICATE
INTEREST:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL
DISTRIBUTION AMOUNT:          On any Distribution Date, the excess of (i) the
                              aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE
AMOUNT: On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED
AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A PRINCIPAL
ALLOCATION PERCENTAGE:        For any Distribution Date on which the Class A-2
                              Certificate balance has not been reduced to zero, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is
                              (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                              Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is
                              (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                              Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date. The Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2 has been reduced to zero.

                              For any Distribution Date on which the Class A-2 Certificate balance has been reduced to zero, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class A-3 Certificates, the numerator of which is
                              (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $4,199,678.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject to the considerations in the Prospectus,
                              all LIBOR Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is anticipated that the Class A-2, Class A-3
                              and Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:                   The Class A-2, Class A-3, Class M-1, Class M-2,
                              Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the LIBOR Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the LIBOR
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

REGISTRATION RIGHTS:          Pursuant to a separate agreement, the initial
                              holder of the Class A-1 Certificates will have a one-time right, at any time after 180 days after the Closing Date and upon 120 days prior written notice to the Depositor, to register its sale of the Class A-1 Certificates, if such initial holder is Freddie Mac, to a third party purchaser. The costs of such registration will be borne by the Depositor.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                          98       69        59        49        40
November 2004                          96       37        20         4         0
November 2005                          94       12         0         0         0
November 2006                          92        0         0         0         0
November 2007                          90        0         0         0         0
November 2008                          87        0         0         0         0
November 2009                          84        0         0         0         0
November 2010                          81        0         0         0         0
November 2011                          77        0         0         0         0
November 2012                          74        0         0         0         0
November 2013                          70        0         0         0         0
November 2014                          65        0         0         0         0
November 2015                          60        0         0         0         0
November 2016                          55        0         0         0         0
November 2017                          49        0         0         0         0
November 2018                          43        0         0         0         0
November 2019                          37        0         0         0         0
November 2020                          31        0         0         0         0
November 2021                          23        0         0         0         0
November 2022                          16        0         0         0         0
November 2023                           7        0         0         0         0
November 2024                           0        0         0         0         0
November 2025                           0        0         0         0         0
November 2026                           0        0         0         0         0
November 2027                           0        0         0         0         0
November 2028                           0        0         0         0         0
November 2029                           0        0         0         0         0
November 2030                           0        0         0         0         0
November 2031                           0        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    13.84     1.69      1.29      1.05      0.88
Average Life to Call (1) (years)    13.84     1.69      1.29      1.05      0.88

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100        82
November 2005                         100      100        85        55        29
November 2006                         100       93        70        53        29
November 2007                         100       75        53        37        26
November 2008                         100       61        40        27        18
November 2009                         100       50        31        19        13
November 2010                         100       40        23        14         9
November 2011                         100       33        18        10         7
November 2012                         100       27        14         8         4
November 2013                         100       22        11         6         1
November 2014                         100       18         9         5         0
November 2015                         100       14         7         2         0
November 2016                         100       12         6         0         0
November 2017                         100        9         4         0         0
November 2018                         100        8         3         0         0
November 2019                         100        6         1         0         0
November 2020                         100        5         0         0         0
November 2021                         100        5         0         0         0
November 2022                         100        4         0         0         0
November 2023                         100        2         0         0         0
November 2024                          98        1         0         0         0
November 2025                          88        0         0         0         0
November 2026                          78        0         0         0         0
November 2027                          66        0         0         0         0
November 2028                          54        0         0         0         0
November 2029                          42        0         0         0         0
November 2030                          28        0         0         0         0
November 2031                          12        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.20     8.38      6.34      4.91      3.77
Average Life to Call (1) (years)    26.10     7.37      5.50      4.21      3.14

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        79
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        13
November 2009                         100       46        27        15         8
November 2010                         100       37        20        10         5
November 2011                         100       29        15         7         2
November 2012                         100       24        11         5         0
November 2013                         100       19         8         2         0
November 2014                         100       15         6         0         0
November 2015                         100       12         4         0         0
November 2016                         100        9         2         0         0
November 2017                         100        7         0         0         0
November 2018                         100        6         0         0         0
November 2019                         100        5         0         0         0
November 2020                         100        3         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          14        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.31     7.81      5.92      5.02      4.81
Average Life to Call (1) (years)    26.19     7.09      5.35      4.59      4.44

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        13
November 2009                         100       46        27        15         8
November 2010                         100       37        20        10         3
November 2011                         100       29        15         7         0
November 2012                         100       24        11         2         0
November 2013                         100       19         8         0         0
November 2014                         100       15         5         0         0
November 2015                         100       12         1         0         0
November 2016                         100        9         0         0         0
November 2017                         100        7         0         0         0
November 2018                         100        4         0         0         0
November 2019                         100        1         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          14        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.30     7.73      5.83      4.83      4.35
Average Life to Call (1) (years)    26.19     7.09      5.33      4.45      4.03

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        10
November 2009                         100       46        27        14         2
November 2010                         100       37        20         6         0
November 2011                         100       29        13         0         0
November 2012                         100       24         7         0         0
November 2013                         100       19         2         0         0
November 2014                         100       14         0         0         0
November 2015                         100        8         0         0         0
November 2016                         100        4         0         0         0
November 2017                         100        1         0         0         0
November 2018                         100        0         0         0         0
November 2019                         100        0         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          11        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.27     7.50      5.64      4.62      4.06
Average Life to Call (1) (years)    26.19     7.09      5.32      4.38      3.85

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32         9
November 2008                         100       57        36        13         0
November 2009                         100       46        24         0         0
November 2010                         100       37         7         0         0
November 2011                         100       29         0         0         0
November 2012                         100       16         0         0         0
November 2013                         100        5         0         0         0
November 2014                         100        0         0         0         0
November 2015                         100        0         0         0         0
November 2016                         100        0         0         0         0
November 2017                         100        0         0         0         0
November 2018                         100        0         0         0         0
November 2019                         100        0         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                           0        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.16     7.02      5.27      4.29      3.75
Average Life to Call (1) (years)    26.15     6.99      5.24      4.28      3.74

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
     0                        --                  --                  --                  --                  --                  --
     1                      9.57                9.57                7.85                7.85                7.85                7.85
     2                      9.11                9.11                7.39                7.39                7.39                7.39
     3                      9.18                9.18                7.43                7.43                7.43                7.43
     4                     10.06               10.06                8.28                8.28                8.28                8.28
     5                      9.30                9.30                7.52                7.52                7.52                7.52
     6                      9.56                9.56                7.77                7.77                7.77                7.77
     7                      9.31                9.31                7.52                7.52                7.52                7.52
     8                      9.57                9.57                7.77                7.77                7.77                7.77
     9                      9.31                9.31                7.52                7.52                7.52                7.52
    10                      9.32                9.32                7.52                7.52                7.52                7.52
    11                      9.58                9.58                7.77                7.77                7.77                7.77
    12                      9.33                9.33                7.52                7.52                7.52                7.52
    13                      9.60                9.60                7.77                7.77                7.77                7.77
    14                      9.35                9.35                7.52                7.52                7.52                7.52
    15                      9.35                9.35                7.52                7.52                7.52                7.52
    16                      9.90                9.90                8.04                8.04                8.04                8.04
    17                      9.37                9.37                7.52                7.52                7.52                7.52
    18                      9.64                9.64                7.77                7.77                7.77                7.77
    19                      9.39                9.39                7.52                7.52                7.52                7.52
    20                      9.66                9.66                7.77                7.77                7.77                7.77
    21                      9.41                9.41                7.52                7.52                7.52                7.52
    22                      9.42                9.42                7.52                7.52                7.52                7.52
    23                     10.56               10.56                8.75                8.75                8.75                8.75
    24                     10.28               10.28                8.47                8.47                8.47                8.47
    25                     10.58               10.58                8.75                8.75                8.75                8.75
    26                     10.31               10.31                8.46                8.46                8.46                8.46
    27                     10.32               10.32                8.46                8.46                8.46                8.46
    28                     11.28               11.28                9.37                9.37                9.37                9.37
    29                     11.19               11.19                9.41                9.41                9.41                9.41
    30                     11.52               11.52                9.72                9.72                9.72                9.72
    31                     11.22               11.22                9.40                9.40                9.40                9.40
    32                     11.56               11.56                9.72                9.72                9.72                9.72
    33                        --               11.26                9.40                9.40                9.40                9.40
    34                        --               11.29                9.41                9.41                9.41                9.41
    35                        --               12.55               10.73               10.73               10.73               10.73
    36                        --               12.22               10.38               10.38               10.38               10.38
    37                        --               23.91               10.72               10.72               10.72               10.72
    38                        --               12.26               10.38               10.38               10.38               10.38

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
    39                        --               12.20               10.37               10.37               10.37               10.37
    40                        --               13.46               11.49               11.49               11.49               11.49
    41                        --               12.97               11.35               11.35               11.35               11.35
    42                        --               13.40               11.72               11.72               11.72               11.72
    43                        --               12.97               11.34               11.34               11.34               11.34
    44                        --               13.40               11.72               11.72               11.72               11.72
    45                        --               12.97               11.34               11.34               11.34               11.34
    46                        --               12.97               11.34               11.34               11.34               11.34
    47                        --               14.01               12.40               12.40               12.40               12.40
    48                        --               13.56               12.00               12.00               12.00               12.00
    49                        --               14.01               12.40               12.40               12.40               12.40
    50                        --               13.56               12.00               12.00               12.00               12.00
    51                        --               13.56               11.99               11.99               11.99               11.99
    52                        --               15.01               13.28               13.28               13.28               13.28
    53                        --               13.60               12.03               12.03               12.03               12.03
    54                        --               14.05               12.43               12.43               12.43               12.43
    55                        --               13.59               12.02               12.02               12.02               12.02
    56                        --               14.05               12.42               12.42               12.42               12.42
    57                        --               13.59               12.02               12.02               12.02               12.02
    58                        --               13.59               12.02               12.02               12.02               12.02
    59                        --               14.07               12.44               12.44               12.44               12.44
    60                        --               13.62               12.04               12.04               12.04               12.04
    61                        --               14.07               12.44               12.44               12.44               12.44
    62                        --               13.61               12.04               12.04               12.04               12.04
    63                        --               13.61               12.03               12.03               12.03               12.03
    64                        --               14.55               12.86               12.86               12.86               12.86
    65                        --               13.61               12.03               12.03               12.03               12.03
    66                        --               14.06               12.43               12.43               12.43               12.43
    67                        --               13.61               12.03               12.03               12.03               12.03
    68                        --               14.06               12.43               12.43               12.43               12.43
    69                        --               13.61               12.03               12.03               12.03               12.03
    70                        --               13.61               12.02               12.02               12.02               12.02
    71                        --               14.06               12.42               12.42               12.42               12.42
    72                        --               13.61               12.02               12.02               12.02               12.02
    73                        --               14.06               12.42               12.42               12.42               12.42
    74                        --               13.60               12.02               12.02               12.02               12.02
    75                        --               13.60               12.02               12.02               12.02               12.02
    76                        --               15.06               13.30               13.30               13.30               13.30
    77                        --               13.60               12.01               12.01               12.01               12.01

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
    78                        --               14.06               12.41               12.41               12.41               12.41
    79                        --               13.60               12.01               12.01               12.01               12.01
    80                        --               14.06               12.41               12.41               12.41               12.41
    81                        --               13.60               12.01               12.01               12.01               12.01
    82                        --               13.60               12.01               12.01               12.01               12.01
    83                        --               13.29               12.40               12.40               12.40               12.40
    84                        --               12.05               12.00               12.00               12.00               12.00
    85                        --               12.47               12.40               12.40               12.40               12.40
    86                        --               12.08               12.00               12.00               12.00               12.00
    87                        --               12.10               12.00               12.00               12.00               12.00
    88                        --               13.41               13.28               13.28               13.28               13.28
    89                        --               12.13               12.00               12.00               12.00               12.00
    90                        --               12.56               12.40               12.40               12.40               12.40
    91                        --               12.17               11.99               11.99               11.99               11.99
    92                        --               12.60               12.39               12.39               12.39               12.39
    93                        --               12.21               11.99               11.99               11.99               11.99
    94                        --               12.23               11.99               11.99               11.99               11.99
    95                        --               12.66               12.39               12.39               12.39               12.39
    96                        --               12.27               11.99               11.99               11.99               11.99
    97                        --               12.70               12.39               12.39               12.39               12.39
    98                        --               12.32               11.99               11.99               11.99               11.99
    99                        --               12.34               11.98               11.98               11.98               11.98
    100                       --               13.69               13.27               13.27               13.27               13.27
    101                       --               12.39               11.98               11.98               11.98               11.98
    102                       --               12.83               12.38               12.38               12.38               12.38
    103                       --               12.44               11.98               11.98               11.98               11.98
    104                       --               12.88               12.38               12.38               12.38               12.38
    105                       --               12.50               11.98               11.98               11.98               11.98
    106                       --               12.52               11.98               11.98               11.98                  --
    107                       --               12.97               12.38               12.38               12.38                  --
    108                       --               12.58               11.97               11.97               11.97                  --
    109                       --               13.03               12.37               12.37               12.37                  --
    110                       --               12.64               11.97               11.97               11.97                  --
    111                       --               12.68               11.97               11.97               11.97                  --
    112                       --               13.59               12.80               12.80               12.80                  --
    113                       --               12.74               11.97               11.97               11.97                  --
    114                       --               13.20               12.37               12.37               12.37                  --
    115                       --               12.81               11.97               11.97               11.97                  --
    116                       --               13.28               12.37               12.37               12.37                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
    117                       --               12.89               11.97               11.97               11.97                  --
    118                       --               12.93               11.97               11.97               11.97                  --
    119                       --               13.40               12.36               12.36               12.36                  --
    120                       --               13.01               11.96               11.96               11.96                  --
    121                       --               13.48               12.36               12.36               12.36                  --
    122                       --               13.09               11.96               11.96               11.96                  --
    123                       --               13.13               11.96               11.96               11.96                  --
    124                       --               14.59               13.24               13.24               13.24                  --
    125                       --               13.22               11.96               11.96               11.96                  --
    126                       --               13.71               12.36               12.36               12.36                  --
    127                       --               13.32               11.96               11.96               11.96                  --
    128                       --               13.82               12.36               12.36               12.36                  --
    129                       --               13.42               11.96               11.96               11.96                  --
    130                       --               13.47               11.96               11.96               11.96                  --
    131                       --               13.98               12.35               12.35               12.35                  --
    132                       --               13.58               11.95               11.95               11.95                  --
    133                       --               14.09               12.35               12.35               12.35                  --
    134                       --               13.70               11.95               11.95               11.95                  --
    135                       --               13.76               11.95               11.95               11.95                  --
    136                       --               15.30               13.23               13.23               13.23                  --
    137                       --               13.88               11.95               11.95               11.95                  --
    138                       --               14.41               12.35               12.35               12.35                  --
    139                       --               14.01               11.95               11.95               11.95                  --
    140                       --               14.55               12.35               12.35               12.35                  --
    141                       --               14.15               11.95               11.95                  --                  --
    142                       --               14.22               11.95               11.95                  --                  --
    143                       --               14.77               12.34               12.34                  --                  --
    144                       --               14.37               11.95               11.95                  --                  --
    145                       --               14.93               12.34               12.34                  --                  --
    146                       --               14.52               11.95               11.95                  --                  --
    147                       --               14.61               11.94               11.94                  --                  --
    148                       --               16.26               13.22               13.22                  --                  --
    149                       --               14.78               11.94               11.94                  --                  --
    150                       --               15.36               12.34               12.34                  --                  --
    151                       --               14.95               11.94               11.94                  --                  --
    152                       --               15.55               12.34               12.34                  --                  --
    153                       --               15.14               11.94               11.94                  --                  --
    154                       --               15.24               11.94               11.94                  --                  --
    155                       --               15.85               12.34               12.34                  --                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
    156                       --               15.44               11.94               11.94                  --                  --
    157                       --               16.07               12.34               12.34                  --                  --
    158                       --               15.66               11.94               11.94                  --                  --
    159                       --               15.77               11.94               11.94                  --                  --
    160                       --               16.98               12.76               12.76                  --                  --
    161                       --               16.00               11.94               11.94                  --                  --
    162                       --               16.66               12.34               12.34                  --                  --
    163                       --               16.25               11.94               11.94                  --                  --
    164                       --               16.92               12.34                  --                  --                  --
    165                       --               16.50               11.94                  --                  --                  --
    166                       --               16.64               11.94                  --                  --                  --
    167                       --               17.34               12.34                  --                  --                  --
    168                       --               16.92               11.94                  --                  --                  --
    169                       --               17.63               12.34                  --                  --                  --
    170                       --               17.21               11.94                  --                  --                  --
    171                       --               17.37               11.94                  --                  --                  --
    172                       --               19.40               13.22                  --                  --                  --
    173                       --               17.68               11.94                  --                  --                  --
    174                       --               18.45               12.34                  --                  --                  --
    175                       --               18.02               11.94                  --                  --                  --
    176                       --               18.80               12.34                  --                  --                  --
    177                       --               18.38               11.94                  --                  --                  --
    178                       --               18.56               11.94                  --                  --                  --
    179                       --               19.37               12.34                  --                  --                  --
    180                       --               18.94               11.94                  --                  --                  --
    181                       --               19.89                  --                  --                  --                  --
    182                       --               19.59                  --                  --                  --                  --
    183                       --               19.95                  --                  --                  --                  --
    184                       --               22.51                  --                  --                  --                  --
    185                       --               20.74                  --                  --                  --                  --
    186                       --               21.88                  --                  --                  --                  --
    187                       --               21.64                  --                  --                  --                  --
    188                       --               22.88                  --                  --                  --                  --
    189                       --               22.68                  --                  --                  --                  --
    190                       --               23.26                  --                  --                  --                  --
    191                       --               24.67                  --                  --                  --                  --
    192                       --               24.55                  --                  --                  --                  --
    193                       --               26.10                  --                  --                  --                  --
    194                       --               26.01                  --                  --                  --                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
   PERIOD      CLASS A-2 CAP (%)   CLASS A-3 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------------   -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                  ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
    195                       --               26.83                  --                  --                  --                  --
    196                       --               30.70                  --                  --                  --                  --
    197                       --               28.72                  --                  --                  --                  --
    198                       --               30.81                  --                  --                  --                  --
    199                       --               31.04                  --                  --                  --                  --
    200                       --               33.48                  --                  --                  --                  --
    201                       --               33.92                  --                  --                  --                  --
    202                       --               35.65                  --                  --                  --                  --
    203                       --               38.87                  --                  --                  --                  --
    204                       --               39.87                  --                  --                  --                  --
    205                       --               43.92                  --                  --                  --                  --
    206                       --               45.59                  --                  --                  --                  --
    207                       --               49.26                  --                  --                  --                  --
    208                       --               57.42                  --                  --                  --                  --
    209                       --               59.22                  --                  --                  --                  --
    210                       --               68.41                  --                  --                  --                  --
    211                       --               75.32                  --                  --                  --                  --
    212                       --               90.68                  --                  --                  --                  --
    213                       --              105.71                  --                  --                  --                  --
    214                       --              133.86                  --                  --                  --                  --
    215                       --              190.51                  --                  --                  --                  --
    216                       --              301.27                  --                  --                  --                  --
    217                       --                   *                  --                  --                  --                  --
    218                       --                  --                  --                  --                  --                  --

*In Period 217, the A-3 Class has a balance of $58,578 and is paid $96,701 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                    Page 20